






Chambers Street™

Company Presentation November 2013

Forward Looking Statements

Chambers Street™

This presentation may contain various "forward-looking statements." You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "would," "could," "should," "seeks," "approximately," "intends," "plans," "projects," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Statements regarding the following subjects may be impacted by a number of risks and uncertainties such as our business strategy; our ability to obtain future financing arrangements; estimates relating to our future distributions; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our products, operations and business; and the use of the proceeds of any offerings of securities.

The forward-looking statements are based on our beliefs, assumptions and expectations of our future performance, taking into account all information currently available to us. These beliefs, assumptions and expectations are subject to risks and uncertainties and can change as a result of many possible events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity and results of operations may vary materially from those expressed in our forward-looking statements. You should carefully consider these risks before you make an investment decision with respect to our common shares, along with the following factors that could cause actual results to vary from our forward-looking statements such as: general volatility of the securities markets in which we participate; national, regional and local economic climates; changes in supply and demand for office and industrial properties; adverse changes in the real estate markets, including increasing vacancy, decreasing rental revenue and increasing insurance costs; availability and credit worthiness of prospective tenants; our ability to maintain rental rates and maximize occupancy; our ability to identify and secure acquisitions; our failure to successfully manage growth or operate acquired properties; our pace of acquisitions and/or dispositions of properties; risks related to development projects (including construction delay, cost overruns or our inability to obtain necessary permits); payment of distributions from sources other than cash flows and operating activities; receiving corporate debt ratings and changes in the general interest rate environment; availability of capital (debt and equity); our ability to refinance existing indebtedness or incur additional indebtedness; failure to comply with our debt covenants; unanticipated increases in financing and other costs, including a rise in interest rates; the actual outcome of the resolution of any conflict; material adverse actions or omissions by any of our joint venture partners; our ability to operate as a self-managed company; availability of and ability to retain our executive officers and other qualified personnel; future terrorist attacks in the United States or abroad; the ability of our operating partnership to continue to qualify as a partnership for U.S. federal income tax purposes; our ability to continue to qualify as a REIT for U.S. federal income tax purposes; foreign currency fluctuations; changes to accounting principles, policies and guidelines applicable to REITs; legislative or regulatory changes adversely affecting REITs and the real estate business; and environmental, regulatory and/or safety requirements. The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere, including the risk factors included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2012, the Company's Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2013 and other documents of the Company on file with or furnished to the SEC; except to the extent that the risk factors therein are inconsistent with the fact that (i) we listed our shares on the NYSE on May 21, 2013 and (ii) we have amended and restated our bylaws and our declaration of trust. Any forward looking statements made in this press release are qualified by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by the Company will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, the Company or its business or operations.

Except as required by law, the Company undertakes no obligation to update publicly or revise any forward looking statement, whether as a result of new information, future developments or otherwise. We caution you that actual outcomes and results may differ materially from what is expressed, implied or forecast by our forward looking statements.

Unless otherwise noted, the information in this presentation represents our portfolio as of September 30, 2013 and includes our consolidated and unconsolidated properties at our pro rata share of ownership.

Investment Highlights

Chambers Street™



Ingenuity Drive
Orlando, Florida


amazon.de
amazon.de

Graben Distribution Center I
Munich, Germany

- ☑ High Quality, Triple Net Lease Focused Portfolio
- ☑ Diversified Tenant Base With Strong Credit Profile and Stable Occupancy
- ☑ Demonstrated Investment Track Record
- ☑ Conservative Balance Sheet With Growth-Oriented Capital Structure
- ☑ Experienced Management Team and Shareholder-Aligned Corporate Governance

Financial Highlights for Third Quarter 2013

Chambers Street™

Number of Properties	131
Percentage Leased [(1)]	96.0%
Total Approximate Portfolio Acquisition Cost	$3,344,414
Core FFO/Share [(2)]	$0.17
Annualized Distributions/Share [(3)]	$0.50

(1) Based on total portfolio net rentable square feet. Includes consolidated properties and unconsolidated properties at 100%.
(2) See Non-GAAP supplemental financial measures: FFO, Core FFO and AFFO in our quarterly report in Form 10-Q for the period ended 9/30/13.
(3) Based upon distributions declared for the third quarter. Transition to monthly distribution announced for fourth quarter 2013 at an annualized distribution of $0.504 per share.

Chambers Street™

History of Consistent Growth and Focus

July 1, 2004 Established Operations Established operations with an initial $55 mm private placement of our common shares placed by Wells Fargo Investments, LLC to accredited investors.

May 5, 2008 Built-to-Suit Industrial Acquired a portfolio of six fully leased industrial built-to-suit properties for $248.9 mm through a joint venture with Duke Realty (NYSE: DRE).

June 10, 2010 Industrial Investments in U.K. & Germany Acquired two properties in the U.K. and two properties in Germany through a joint venture with the Goodman Group.

September 13, 2012 Unsecured Line of Credit Closed a $700 mm unsecured line of credit; replacing prior secured facility.

March 1, 2013 Purchased 17 properties from Duke JV; $98 mm net purchase price; approximately ½ of the JV's assets.

May 21, 2013 NYSE Listing Provided shareholders liquidity by listing stock on the NYSE. **NYSE: CSG**

Aug 2013 Portfolio grows to 131 properties and $3.4 billion.

2004 to 2007 | 2008 to 2011 | 2012 | 2013

October 24, 2006 Initial Public Offering Commenced initial public offering as a non-traded REIT; raised $607.3 mm in gross proceeds through January 29, 2009.

January 30, 2009 Follow-On Offering Commenced a follow-on public offering; raised $1.9 billion in gross proceeds through January 30, 2012.

December 31, 2009 Portfolio grows to 72 properties and $1.2 billion.

December 31, 2010 Portfolio grows to 103 properties and $2.0 billion.

July 1, 2012 Internalization Changed name to Chambers Street Properties and internalized management team with no separate internalization payment.

March 2013 Term Loans Closed $250 mm of unsecured term loans.

Sept 2013 Unsecured Financings Closed additional $320 mm of unsecured term loans; unsecured line of credit increased to $850 mm.

Recent Events

Chambers Street

Chambers Street continues to provide a sustainable dividend to shareholders through its focus on acquiring, owning and operating commercial real estate net leased to creditworthy tenants

- Reported third quarter Core Funds from Operations of $0.17 per diluted share, a $0.06 increase compared to the same period of the prior year
- Increased total portfolio leased percentage to 96.0% as of September 30, 2013 from 95.5% as of June 30, 2013
- Executed 13 leases, representing approximately 1.2 million square feet
- Acquired two fully-leased properties encompassing approximately 383,600 square feet for approximately $60.3 million
- Completed $1.37 billion of unsecured financings, including an expanded $850 million revolving credit facility, as well as new and replacement term loan financings of $520 million

Track Record of Prudent Growth

Chambers Street™

90% ($3.0 billion) of portfolio acquired after 2007



$1,500
1,200
900
600
300
$4,000
3,200
2,400
1,600
800
$47
$22
$18
$267
$502
$292
$834
$818
$340
$241
$3,344
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013 (1)
Annual Acquisitions
Total Portfolio Cost

Note: $ in millions. Based on total approximate acquisition cost. Total Portfolio Cost is at the end of each period.
(1) Includes only the first 9 months of 2013.

Our High-Quality Portfolio

Chambers Street™

$3.3 billion[1] portfolio primarily consisting of single-tenant net lease office and industrial properties

- 131 high-quality properties, focused on net leased industrial and office
- More than 34 million total square feet in portfolio[2]
  - 24.9 million industrial / 9.1 million office
- 11 year weighted average property age[1]
- 80% single-tenant properties[3]
- 96.0% leased[2] [4]
- 7 year weighted average lease term[5]
- Most of our 271 individual tenants are backed by strong credit profiles
  - Operating in 25 different industries
  - Largest tenant (Amazon) represents 8.1% of portfolio's annualized base rent



Buckeye Logistics Center
Phoenix, Arizona


syngenta

Crest Ridge Corporate Center I
Minneapolis, Minnesota



Aurora Commerce Center
Denver, Colorado

(1) Based on approximate total acquisition cost.
(2) Includes consolidated properties and unconsolidated properties at 100%.
(3) Based on percentage of quarter-to-date net operating income.
(4) Based on total portfolio net rentable square feet.
(5) Based on expiring base rent.

Chambers Street™

Properties Located in 22 States and 3 Countries


North America
Minneapolis
Chicago
Salt Lake City
Denver
Kansas City
Indianapolis
Northern NJ
Boston
New York City Metro
Princeton
Columbus
Cincinnati
Philadelphia
Baltimore
Washington, DC Metro
St. Louis
East Bay
Nashville
Charlotte
Winston-Salem
Raleigh
Spartanburg
Atlanta
Charleston
Los Angeles
San Diego
Phoenix
Dallas
Houston
Jacksonville
Tampa
Orlando
Fort Lauderdale
Europe
Wakefield
South Normanton
Coventry
Peterborough
Rugby
Reading
Northampton
Hamburg
Rhine-Ruhr
Frankfurt
Munich

◆ Chambers Street properties (Includes properties owned in joint ventures)

● Chambers Street offices

Excludes investment in Asia.

Geographic Diversification

Chambers Street™


New Jersey Including NYC Metro 15.1%
Florida 9.0%
Texas 8.4%
Ohio 6.3%
South Carolina 5.7%
Virginia 5.6%
Arizona 5.4%
North Carolina 5.2%
Germany 5.1%
United Kingdom 4.9%
Other 29.4%

Portfolio Highlights

- 131 high-quality properties, focused on net leased industrial and office in 22 states and 3 countries
- Concentrations in gateway markets including NYC Metro and DC Metro
- Strong presence across the United States as well as the United Kingdom and Germany
- Top 5 markets represent 44.5% of the portfolio
- No market represents more than 15.1% of the portfolio

Note: Based on pro rata acquisition cost.

Tenant Industry Diversification

Chambers Street™



Financial Services 13.8%
Consumer Products 11.5%
Pharmaceutical and Healthcare Related 11.3%
Internet Retail 8.1%
Defense and Aerospace 5.7%
Logistics Distribution 4.7%
Telecommunications 4.6%
Government 3.9%
Insurance 3.8%
Education 3.5%
Other 29.1%

Diversified Portfolio

- Nationally recognized tenants in 25 distinct industries
- Attractive mix of defensive industries including Pharmaceutical & Healthcare, Consumer Products, and Defense & Aerospace
- Significant growth industries including Internet Retail and Logistics & Distribution
- Limited concentration as no industry represents more than 14% of annualized base rent

Note: Based on pro rata annualized base rent.

Strong Tenant Base

Chambers Street™

High-quality, diversified tenant base should provide stable and predictable cash flows – no tenant greater than 8.1% of portfolio annualized base rent (2)

Top Tenants	S&P Rating (1)	Moody's Rating (1)	# of Properties	Annualized Base Rent(2)	% ABR
Amazon.com	AA-	Baa1	5	$21,552	8.1%
Barclay's Capital	A-	A2	1	12,278	4.6%
General Services Admin	AA+	Aa1	4	10,515	3.9%
Raytheon Company	A-	A3	1	10,023	3.8%
Lord Abbett & Co.	-	-	1	6,125	2.3%
JP Morgan Chase	A	A2	1	5,973	2.2%
Nuance Communications	BB-	Ba3	1	5,753	2.2%
Endo Health Solutions Inc.	BB-	Ba3	1	5,591	2.1%
Eisai, Inc.	-	-	1	5,189	1.9%
Comcast	BBB+	A3	1	4,945	1.9%
PPD Development	-	B3	3	4,797	1.8%
The Coleman Company (Jarden Corp.)	-	-	1	4,605	1.7%
Clorox International Co	BBB+	Baa1	1	4,396	1.6%
Deloitte LLP	-	-	1	4,390	1.6%
Conopco (Unilever)	A+	A1	2	4,098	1.5%
Barr Laboratories (Teva Pharmaceuticals)	A-	-	1	4,061	1.5%
Other (255 tenants)	-	-		152,962	57.2%
Total				**$267,253**	**100.00%**

Note: $ in thousands. (1) Credit ratings of our tenants or their parent companies as of 9/30/2013. (2) Annualized Base Rent for each lease equals, as of 9/30/2013, either (i) current cash base rent due on an annualized basis, or (ii) for any lease still in an initial free or reduced rent period as of 9/30/2013, base rent due during the 12 months following 9/30/2013.

Staggered Lease Expirations

Chambers Street™

7.0 years of weighted average remaining term – more than 91% expires after 2015



80%
70
60
50
40
30
20
10
1.6%
2.9%
3.7%
11.3%
5.7%
9.9%
64.9%
2013 (1)
2014
2015
2016
2017
2018
Thereafter

Note: Scheduled lease expirations as a percentage of total expiring base rent.
(1) Includes only the last 3 months of 2013.

Chambers Street™

Representative Industrial Investments

125 Enterprise Parkway; Columbus, OH



Acquisition Cost[1] (Date)	$38.1 MM (Dec. 2008)
SF / Leased	1,142,000 / 100%
Tenant	Kellogg's (S&P: BBB+)

Langenbach; Munich, Germany


DSV

Acquisition Cost[1] (Date)	$18.5 MM (Oct. 2010)
SF / Leased	225,000/ 100%
Tenant	DSV (S&P: NR)

2400 Dralle Road; Chicago, Illinois


2400

Acquisition Cost[1] (Date)	$64.25 MM (Mar. 2012)
SF / Leased	1,350,000 / 100%
Tenant	Clorox Company (S&P: BBB+)

West Point Trade Ctr; Jacksonville, FL



Acquisition Cost (Date)	$29.0 MM (Dec. 2009)
SF / Leased	602,000 / 100%
Tenant	Dr. Pepper (S&P: BBB)

Goodyear Crossing; Phoenix, AZ



Acquisition Cost (Date)	$64.9 MM (Jan. 2013)
SF / Leased	820,000 / 100%
Tenant	Amazon (S&P: AA-)

AllPoints Midwest; Indianapolis, IN



Acquisition Cost[1] (Date)	$41.4 MM (Dec. 2008)
SF / Leased	1,200,000 / 100%
Tenant	Prime Distribution (S&P: NR)

(1) Acquisition cost shown at pro rata share, square footage shown at 100%.

Representative Office Investments

Avion Midrise IV; DC Metro



Development Cost (Date)	$21.11 MM (Nov. 2008)
SF / Leased	72,000 / 100%
Tenant	GSA (S&P: AA+)

100 Tice Blvd.; Woodcliff Lake, NJ



Acquisition Cost (Date)	$67.6 MM (Sept. 2010)
SF / Leased	209,000 / 100%
Tenant	Eisai Pharmaceutical (S&P: NR)

100 Kimball Drive; Parsippany, NJ



Acquisition Cost (Date)	$60.25 MM (Dec. 2010)
SF / Leased	175,000 / 100%
Tenant	Deloitte (S&P: NR)

Aspen Corporate Ctr; Nashville, TN



Acquisition Cost[1] (Date)	$29.9 MM (Sept. 2008)
SF / Leased	180,000 / 100%
Tenant	Verizon (S&P: BBB+)

Enclave on the Lake; Houston, TX



Acquisition Cost (Date)	$37.8 MM (July 2008)
SF / Leased	171,000 / 100%
Tenant	SBM Atlantia (S&P: NR)

Sky Harbor; Phoenix, AZ



Acquisition Cost (Date)	$53.5 MM (Sept. 2011)
SF / Leased	396,000 / 100%
Tenant	J.P. Morgan Chase (S&P: A)

(1) Acquisition cost shown at pro rata share, square footage shown at 100%.

Growth Strategies

Chambers Street™

Execute multiple strategies to continue growth

Acquisitions	▪ Management maintains an extensive network of relationships to source acquisitions ▪ Acquisitions will continue to focus on high-quality credit tenants with long-term leases ▪ A respected buyer with a proven track record
Expansions	▪ Strong relationships with existing tenants allow the Company to capitalize on expansion opportunities ▪ Produce attractive returns with incremental capital investment ▪ Creating value through active management
Build-to-Suits	▪ Will continue to selectively pursue development opportunities, especially built-to-suit projects ▪ Projects will focus on opportunities with attractive initial yields and long-term triple net leases to credit tenants ▪ Ability to source built-to-suit projects from large tenant base and developer relationships

Executing Our Strategy

Chambers Street™



Acquisitions
▪ Carpenter Corporate Center I & II (Humana subsidiary)
▪ Koblenz Distribution Center (Amazon)
▪ 2400 Dralle Road (Clorox)
Expansions
▪ Fairforest (Sally Beauty)
▪ AllPoints at Anson (Amazon)
▪ Buckeye Distribution Ctr. (Amazon)
Chambers Street™
Built-to-Suit
▪ 1400 Atwater Drive (Endo Health Solutions)

Key Criteria

Tenants

- High-quality with long-term triple net leases
- Industry focus includes Internet Retail, Pharmaceutical & Healthcare and Logistics & Distribution

Markets

- Industrial markets with logistics and intermodal focus
- Office markets with mission critical real estate

Real Estate

- Newer, high-quality and state of the art

Returns(1)

- Strong returns on acquisitions, expansions and developments

(1) Past performance is not indicative of future results.

Recent Acquisition: Carpenter Corporate Center I & II Case Study

Chambers Street™

- Acquired Carpenter Corporate Center I & II, a two-building office campus totaling 226,822 square feet
  - Located within the Las Colinas master-planned development in Irving, Texas
  - Total acquisition cost of approximately $49.5 million
- 100% triple net leased to a subsidiary of Humana
  - Lease guaranty from Humana
  - Investment grade rated BBB/positive
  - 10-year lease with fixed rent increases
- Carpenter Corporate Center I carries an Energy Star® designation and Carpenter Corporate Center II is awaiting Energy Star certification
- Aligns with strategy of focusing on high-quality credit tenants with long-term leases and in-depth market knowledge





Strong Tenant Relationships: Amazon Case Study

Chambers Street has continued to expand its relationship with Amazon as the tenant's credit quality has improved


Amazon S&P Credit Rating
AA-
A
A-
BBB
BB+
June 2008 Buckeye Logistics Center Acquired for $35.6 million; 100% leased to AMZN until June 2018.
September 2009 AllPoints at Anson Acquired for $27.1 million; 100% leased to AMZN until July 2018.
May 2011 Buckeye Logistics Center $17.2 million expansion; lease extended to September 2021.
May 2012 AllPoints at Anson $15.6 million expansion completed; lease extended to April 2021.
December 2011 S&P Upgrades AMZN corporate credit rating to A
November 2012 S&P Upgrades AMZN corporate credit rating to AA-
February 2010 S&P Upgrades AMZN corporate credit rating to A-
December 2009 S&P Upgrades AMZN corporate credit rating to BBB from BB+
December 2009 Goodyear Crossing Acquired for $36.5 million; 100% leased to AMZN until September 2019.
December 2011 Graben Distribution Center I Acquired for $55.0 million; 100% leased to AMZN until April 2022.
December 2012 Koblenz Distribution Center Acquired for $63.0 million; 100% leased to AMZN until March 2023.
2007
2008
2009
2010
2011
2012
2013



Source: Company filings and Bloomberg Financial

Chambers Street™

Proactive Asset Management: Sally Beauty Expansion Case Study

- Existing 100,606 SF industrial facility expanded to 190,606 SF
  - ➢ Located in Spartanburg, SC
- 100% triple net leased to a subsidiary of Sally Beauty Holdings, Inc. (NYSE:SBH)
  - ➢ BB+ / Baa3 credit rating [1]
  - ➢ New 10-year lease expiring May 31, 2023
  - ➢ Fixed scheduled rent increases
- Total expansion cost of $3.4 million
  - ➢ 12% yield on expansion cost
- Demonstrates our proactive asset management strategy and ability to meet our existing tenants needs


DAVIDSON
310



(1) Credit rating as of September 30, 2013.

Built-to-Suit Capabilities: Endo Health Solutions Case Study

Chambers Street™

- 300,000 SF built-to-suit corporate headquarters
  - ➢ Located in Malvern, PA
- 100% leased to a subsidiary of Endo Health Solutions (NASDAQ: ENDP) under a 12-year triple net lease with 2.25% fixed annual rent increases
  - ➢ Lease guaranty from Endo Health Solutions
  - ➢ Endo is a leading pharmaceutical company with more than $3 billion in sales in 2012
  - ➢ Construction Start: October 2011
  - ➢ Completion: January 2013
- Chambers was involved in every facet of the process from entitlement, design, development and leasing
- Total development cost of approximately $65 million
  - ➢ 8.4% development yield
- Project was sourced through senior management's relationship with the development partner




endo

Balance Sheet Positioned To Support Growth

Chambers Street

Chambers Street intends to maintain modest leverage as it becomes a primarily unsecured borrower



Unsecured Credit Facility 2.8%
Unsecured Term Loans 15.8%
Equity 57.4%
Secured Debt 24.1%

	9/30/13
Share Price (1)	$8.78
Shares and Units	236,464
Total Equity	$2,076,154
Secured Debt (2)	$869,944
Unsecured Term Loans	570,000
Unsecured Credit Facility	100,000
Total Pro Rata Debt	$1,539,944
Total Capitalization	$3,616,098
Cash	(62,250)
Enterprise Value	$3,553,848
Debt / Total Capitalization	42.6%
Net Debt / Enterprise Value	41.6%
Corporate Liquidity (3)	$812,500

Note: Amounts in thousands, except per share figures. (1) Closing share price on the NYSE on 9/30/2013. (2) Includes pro rata share of unconsolidated debt. (3) Includes cash and availability on $850 million unsecured revolving credit facility.

Balanced Debt Maturities

Chambers Street™

Chambers Street maintains a well laddered debt maturity schedule

	Fixed	Floating	Total
Amount	$1,440	$100	$1,540
W.A. Term Remaining	5.3 years	4.3 years	5.2 years
W.A. Interest Rate	4.3%	1.9%	4.2%



$1,600
1,400
1,200
1,000
800
600
400
200
0.9%
$14
7.3%
$112
9.7%
$150
8.8%
$136
73.3%
$570
$100
$458
2013 (1)
2014
2015
2016
Thereafter
Secured Debt
Unsecured Credit Facility
Unsecured Term Debt

Note: $ in millions. Includes pro rata share of unconsolidated debt.
(1) Includes only the last 3 months of 2013.

Highly Experienced Management

Chambers Street™

Led by a team with deep public and private commercial real estate experience



Jack Cuneo
Founder, President and CEO

- President and CEO, Chambers Street Properties, since '04
- Chairman, Chambers Street Properties, '09 - '12
- President, CEO for CBRE Advisors, '04 -'12
- Executive Managing Director, CBRE Global Investors, '03 -'12
- Managing Director, Merrill Lynch Global Real Estate and Hospitality Group, '00 -'02
- Chairman, CEO, Merrill Lynch Hubbard, '97 -'00



Philip Kianka, EVP - Chief Operating Officer

- EVP, COO, Chambers Street Properties, since '08
- Director of Operations, CBRE Advisors, '06 -'12
- Managing Director, CBRE Global Investors, '06 -'12
- VP and Senior Asset Manager, Lexington Realty Trust, '97-'05



Martin Reid, EVP – Chief Financial Officer

- EVP, CFO, Chambers Street Properties, since '12
- Trustee, Chambers Street Properties, since '05
- EVP - Development and Acquisitions, Interstate Hotels & Resorts, '10 -'12
- Managing Director, Capital Markets, Thayer Lodging Group, '98 -'06

Corporate Officers

Chambers Street™

Chambers Street has a deep management team with 28 full-time employees



Christopher B. Allen
Executive Vice President
Capital Markets and Finance



Nickolai S. Dolya
Executive Vice President and Chief Marketing Officer



G. Eric Fraser
Vice President and Controller



Charles W. Hessel
Senior Vice President
Acquisitions



Sarah P. Hinton, Esq.
Senior Counsel



Dennis Keyes
Vice President
Portfolio Management



Hugh S. O'Beirne, Esq.
Vice President and General Counsel



Gregory L. Vinson
Vice President
Portfolio Management and Acquisitions



Brian D. Welcker, CPM®, MCR
Vice President
Portfolio Management

Conclusion

Chambers Street™



Ingenuity Drive
Orlando, Florida


amazon.de
amazon.de

Graben Distribution Center I
Munich, Germany

- ☑ High Quality, Triple Net Lease Focused Portfolio
- ☑ Diversified Tenant Base With Strong Credit Profile and Stable Occupancy
- ☑ Demonstrated Investment Track Record
- ☑ Conservative Balance Sheet With Growth-Oriented Capital Structure
- ☑ Experienced Management Team and Shareholder-Aligned Corporate Governance



Appendix

Investor Friendly Board and Corporate Governance Profile

Chambers Street™

Board of Trustees

Jack A. Cuneo	▪ Founder, President and CEO
Martin A. Reid	▪ EVP and CFO
Charles E. Black (Independent)	▪ Chairman of the Board ▪ Founder, CEO, CB Urban Development ▪ Managing Director-Public Private Partnership for Gafcon Inc.
James M. Orphanides (Independent)	▪ Partner and President, Centurion Holdings LLC ▪ Former Chairman Emeritus and Director of First American Title Insurance Company of New York
Louis P. Salvatore (Independent)	▪ Independent Director for publicly traded closed end and open end funds managed by Brookfield Investment Management ▪ Board Member, Turner Corporation ▪ Former Northeast Region Managing Partner, Arthur Andersen LLP
Mark W. Brugger (Independent) (Joined 9/2013)	▪ Founder, CEO and Board Member, DiamondRock Hospitality Company ▪ Former VP of Project Finance, Marriott International
James L. Francis (Independent) (Joined 9/2013)	▪ President, CEO and Trustee, Chesapeake Lodging Trust ▪ Former President and CEO, Highland Hospitality Corporation

Corporate Governance Highlights

- ☑ Annual election of all board members – no staggered board
- ☑ 5 of 7 trustees are independent
- ☑ 5 of 7 trustees have investments in CSG (excludes newest 2)
- ☑ No stockholder rights plan
- ☑ Opted out of Maryland anti-takeover statutes

European Portfolio Profile

Chambers Street™

- European portfolio approximately 10% of portfolio, by acquisition cost
- Strategically located throughout Western Europe
- 100% triple net leased
- Primarily newer, single-tenant properties requiring low capital expenditures
- 7-year weighted average age

Property Type	Property Count		Amount[1]	% of European Portfolio
Industrial	9	$	206.6	61.5%
Retail	2		75.8	22.6%
Office	2		53.4	15.9%
Total	13	$	335.8	100.0%
Debt		$	100.0	29.8%
Equity		$	235.8	70.2%



Wakefield
South Normanton
Coventry
Peterborough
Rugby
Reading
Northampton
Hamburg
Rhine-Ruhr
Frankfurt
Munich
Europe
Chambers Street properties (includes properties owned in joint ventures)
Excludes investment in Asia.

(1) $ in millions, based on cost.




amazon.de
amazon.de




Chambers Street™